Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2021 RESULTS

Houston, Texas

March 10, 2022

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its fourth quarter ended December 31, 2021.

SEACOR Marine’s consolidated operating revenues from continuing operations for the fourth quarter of 2021 were $48.0 million, operating loss was $14.7 million, and direct vessel profit (“DVP”)(1) was $12.9 million. This compares to consolidated operating revenues from continuing operations of $36.0 million, operating loss of $16.9 million, and DVP of $10.5 million in the fourth quarter of 2020.

Notable fourth quarter items include:

•	Increased utilization across all regions and asset classes, with average utilization rates of 73%, the highest since the third quarter of 2014.
•	The Company was down to five laid-up vessels at the end of 2021.
•	27% and 24% improvement in consolidated DVP compared to the third quarter of 2021 and the fourth quarter of 2020, respectively.

For the fourth quarter of 2021, net loss attributable to SEACOR Marine was $15.8 million ($0.62 loss per basic and diluted share). This compares to a net loss from continuing operations for the fourth quarter of 2020 of $38.8 million ($1.54 loss per basic and diluted share). Sequentially, fourth quarter 2021 results compare to consolidated operating revenues from continuing operations of $43.7 million, operating loss of $14.3 million, and DVP of $10.2 million in the third quarter of 2021. For the third quarter of 2021, net loss attributable to SEACOR Marine’s continuing operations was $5.8 million ($0.23 loss per basic and diluted share), primarily due to gains on asset dispositions and the extinguishment of debt with no similar transactions in the fourth quarter.

Chief Executive Officer John Gellert commented:

“The Company’s business continued to improve during the fourth quarter. Despite our usual seasonally lower activity, we saw very healthy levels of both contracted activity and tendering activity. I am encouraged by the levels of inquiries. Our focus during recent months has been to prepare and position the fleet to participate fully in the market up-cycle. The recent acquisition of an additional five PSVs, which were previously part of an unconsolidated joint venture, are further bolstering our participation in this up-cycle.

Our active efforts over the last three years to simplify our structure and maximize cost efficiencies while expanding our fleet should position us well for an improved market. Strong commodity prices are creating increasing demand for our services.

Finally, I want to address the recent tragic events in Ukraine. The war could disrupt access to a major source of qualified labor in the maritime industry and we are preparing accordingly.  The Company employs over 100 mariners from the region and we are working diligently to support them and their families in these troubled times. Our thoughts and prayers are with them.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels).  DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Operating Revenues	$47,967	$36,021	$170,941	$141,837
Costs and Expenses:
Operating	35,036	25,563	127,406	91,145
Administrative and general	10,742	8,531	37,639	40,051
Lease expense	2,664	1,798	6,085	7,525
Depreciation and amortization	14,198	15,247	57,395	57,167
	62,640	51,139	228,525	195,888
(Losses) Gains on Asset Dispositions and Impairments, Net	—	(1,796)	20,436	(17,588)
Operating Loss	(14,673)	(16,914)	(37,148)	(71,639)
Other Income (Expense):
Interest income	57	61	1,302	1,273
Interest expense	(6,380)	(8,288)	(28,111)	(30,691)
SEACOR Holdings guarantee fees	—	(11)	(7)	(47)
Gain on debt extinguishment	—	—	61,994	—
Derivative gains (losses), net	4	(894)	391	4,310
Foreign currency (losses), net	(357)	(1,286)	(1,235)	(1,294)
(Loss) Gain from return of investments in 50% or less owned companies and other, net	—	(19)	9,441	(19)
	(6,676)	(10,437)	43,775	(26,468)
(Loss) Income from Continuing Operations Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(21,349)	(27,351)	6,627	(98,107)
Income Tax (Benefit) Expense	(1,009)	1,865	11,493	(22,924)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(20,340)	(29,216)	(4,866)	(75,183)
Equity in Earnings Gains (Losses) of 50% or Less Owned Companies	4,494	(9,681)	15,078	(8,163)
(Loss) Income from Continuing Operations	(15,846)	(38,897)	10,212	(83,346)
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	50	22,925	364
Net (Loss) Income	(15,846)	(38,847)	33,137	(82,982)
Net (Loss) Income Attributable to Noncontrolling Interests in Subsidiaries	—	(31)	1	(4,067)
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(15,846)	$(38,816)	$33,136	$(78,915)

Net (Loss) Earnings Per Common Share from Continuing Operations:
Basic	$(0.62)	$(1.54)	$0.40	$(3.20)
Diluted	(0.62)	(1.54)	0.40	(3.20)
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$—	$0.90	$0.02
Diluted	—	—	0.90	0.02
Net (Loss) Earnings per Share:
Basic	$(0.62)	$(1.54)	$1.30	$(3.18)
Diluted	$(0.62)	$(1.54)	$1.30	$(3.18)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,520,034	25,265,812	25,444,693	24,785,744
Diluted	25,520,034	25,265,812	25,495,527	24,785,744

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Time Charter Statistics:
Average Rates Per Day	$11,376	$12,120	$12,007	$11,323	$10,931
Fleet Utilization	73%	68%	67%	55%	51%
Fleet Available Days	5,060	5,108	5,177	5,505	5,824
Operating Revenues:
Time charter	$42,289	$41,782	$41,474	$34,290	$32,694
Bareboat charter	2,870	—	434	729	732
Other marine services	2,808	1,881	891	1,493	2,595
	47,967	43,663	42,799	36,512	36,021
Costs and Expenses:
Operating:
Personnel	17,098	15,051	14,353	13,418	13,058
Repairs and maintenance	6,782	6,536	6,959	3,840	3,445
Drydocking	567	771	2,792	2,217	1,753
Insurance and loss reserves	1,859	2,189	2,661	1,958	1,669
Fuel, lubes and supplies	3,254	3,684	2,893	2,202	2,081
Other	5,476	5,217	2,957	2,672	3,557
	35,036	33,448	32,615	26,307	25,563
Direct Vessel Profit (1)	12,931	10,215	10,184	10,205	10,458
Other Costs and Expenses:
Lease expense	2,664	1,109	1,234	1,078	1,798
Administrative and general	10,742	9,134	9,152	8,611	8,531
Depreciation and amortization	14,198	14,306	14,093	14,798	15,247
	27,604	24,549	24,479	24,487	25,576
Gains (Losses) on Asset Dispositions and Impairments, Net	—	56	22,653	(2,273)	(1,796)
Operating (Loss) Income	(14,673)	(14,278)	8,358	(16,555)	(16,914)
Other Income (Expense):
Interest income	57	124	135	986	61
Interest expense	(6,380)	(6,403)	(7,310)	(8,018)	(8,288)
SEACOR Holdings guarantee fees	—	—	—	(7)	(11)
Derivative gains (losses), net	4	2	30	355	(894)
Gain on debt extinguishment	—	—	61,994	—	—
Foreign currency (losses) gains, net	(357)	245	(657)	(466)	(1,286)
Gain (Loss) from return of investments in 50% or less owned companies and other, net	—	9,442	(1)	—	(19)
	(6,676)	3,410	54,191	(7,150)	(10,437)
(Loss) Income from Continuing Operations Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(21,349)	(10,868)	62,549	(23,705)	(27,351)
Income Tax (Benefit) Expense	(1,009)	(725)	15,915	(2,688)	1,865
(Loss) Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(20,340)	(10,143)	46,634	(21,017)	(29,216)
Equity in Earnings Gains (Losses) of 50% or Less Owned Companies	4,494	4,314	2,167	4,103	(9,681)
(Loss) Income from Continuing Operations	(15,846)	(5,829)	48,801	(16,914)	(38,897)
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	—	—	22,925	50
Net (Loss) Income	(15,846)	(5,829)	48,801	6,011	(38,847)
Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries	—	—	1	—	(31)
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(15,846)	$(5,829)	$48,800	$6,011	$(38,816)

Net (Loss) Earnings Per Common Share from Continuing Operations:
Basic	$(0.62)	$(0.23)	$1.92	$(0.67)	$(1.54)
Diluted	(0.62)	(0.23)	1.79	(0.67)	(1.54)
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$—	$—	$0.91	$—
Diluted	—	—	—	0.91	—
Net (Loss) Earnings per Share:
Basic	$(0.62)	$(0.23)	$1.92	$0.24	$(1.54)
Diluted	$(0.62)	$(0.23)	$1.79	$0.24	$(1.54)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,520	25,516	25,435	25,305	25,265
Diluted	25,520	25,516	28,345	25,305	25,265
Common Shares and Warrants Outstanding at Period End	27,432	25,864	25,869	25,683	24,919

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$15,496	$18,702	$17,058	$15,910	$18,405
Fleet utilization	33%	27%	18%	6%	7%
Fleet available days	1,043	1,062	1,112	1,518	1,797
Out-of-service days for repairs, maintenance and drydockings	95	246	137	67	45
Out-of-service days for cold-stacked status	399	469	748	1,270	1,472
Operating Revenues:
Time charter	$5,290	$5,289	$3,419	$1,489	$2,352
Bareboat charter	386	—	434	729	732
Other marine services	1,119	1,215	727	546	794
	6,795	6,504	4,580	2,764	3,878
Direct Costs and Expenses:
Operating:
Personnel	$3,136	$2,428	$1,528	$1,744	$2,372
Repairs and maintenance	1,085	1,266	389	654	386
Drydocking	191	239	777	875	—
Insurance and loss reserves	720	462	923	527	507
Fuel, lubes and supplies	501	259	245	199	208
Other	200	147	224	77	116
	5,833	4,801	4,086	4,076	3,589
Direct Vessel Profit (Loss) (1)	$962	$1,703	$494	$(1,312)	$289
Other Costs and Expenses:
Lease expense	$633	$621	$703	$664	$677
Depreciation and amortization	4,325	3,936	3,287	4,164	5,854

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$9,530	$9,551	$11,231	$11,356	$10,837
Fleet utilization	88%	77%	75%	68%	61%
Fleet available days	1,411	1,417	1,365	1,356	1,472
Out-of-service days for repairs, maintenance and drydockings	79	52	65	78	138
Out-of-service days for cold-stacked status	—	29	176	346	368
Operating Revenues:
Time charter	$11,883	$10,446	$11,437	$10,502	$9,796
Bareboat charter	—	—	—	—	—
Other marine services	(416)	(429)	(224)	(269)	319
	11,467	10,017	11,213	10,233	10,115
Direct Costs and Expenses:
Operating:
Personnel	$3,283	$3,147	$4,253	$3,220	$3,511
Repairs and maintenance	1,846	1,540	2,195	1,191	1,437
Drydocking	144	337	374	304	1,269
Insurance and loss reserves	245	323	352	433	511
Fuel, lubes and supplies	1,019	1,631	887	572	853
Other	1,740	1,424	2,072	579	(674)
	8,277	8,402	10,133	6,299	6,907
Direct Vessel Profit (1)	$3,190	$1,615	$1,080	$3,934	$3,208
Other Costs and Expenses:
Lease expense	$371	$284	$270	$356	$1,056
Depreciation and amortization	2,948	3,296	3,305	3,307	2,964

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,612	$10,374	$9,292	$9,308	$9,455
Fleet utilization	81%	73%	81%	73%	75%
Fleet available days	1,717	1,780	1,820	1,852	1,840
Out-of-service days for repairs, maintenance and drydockings	38	134	105	115	68
Out-of-service days for cold-stacked status	178	214	116	239	169
Operating Revenues:
Time charter	$13,402	$13,417	$13,752	$12,575	$13,008
Other marine services	50	85	31	360	927
	13,452	13,502	13,783	12,935	13,935
Direct Costs and Expenses:
Operating:
Personnel	$5,756	$5,849	$5,378	$5,208	$5,411
Repairs and maintenance	1,382	1,610	2,806	903	842
Drydocking	232	156	1,185	1,066	41
Insurance and loss reserves	611	707	461	702	501
Fuel, lubes and supplies	1,042	777	1,081	559	604
Other	2,148	2,823	43	1,144	3,618
	11,171	11,922	10,954	9,582	11,017
Direct Vessel Profit (1)	$2,281	$1,580	$2,829	$3,353	$2,918
Other Costs and Expenses:
Lease expense	$38	$377	$35	$22	$47
Depreciation and amortization	4,156	4,456	4,663	4,710	4,505

Latin America
Time Charter Statistics:
Average rates per day worked	$15,944	$16,240	$17,034	$14,751	$12,921
Fleet utilization	83%	92%	86%	85%	82%
Fleet available days	889	849	880	779	716
Out-of-service days for repairs, maintenance and drydockings	113	58	117	94	66
Operating Revenues:
Time charter	$11,714	$12,630	$12,866	$9,724	$7,538
Bareboat charter	2,484	—	—	—	—
Other marine services	2,055	1,010	357	856	555
	16,253	13,640	13,223	10,580	8,093
Direct Costs and Expenses:
Operating:
Personnel	$4,923	$3,627	$3,194	$3,246	$1,764
Repairs and maintenance	2,469	2,120	1,569	1,092	780
Drydocking	—	39	456	(28)	443
Insurance and loss reserves	283	697	925	296	150
Fuel, lubes and supplies	692	1,017	680	872	416
Other	1,388	823	618	872	497
	9,755	8,323	7,442	6,350	4,050
Direct Vessel Profit (1)	$6,498	$5,317	$5,781	$4,230	$4,043
Other Costs and Expenses:
Lease expense	$1,622	$(173)	$226	$36	$18
'Depreciation and amortization	2,769	2,618	2,838	2,617	1,924

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,069	$14,346	$11,268	$7,778	$7,967
Fleet utilization	66%	66%	59%	67%	44%
Fleet available days	552	552	546	540	641
Out-of-service days for repairs, maintenance and drydockings	14	61	105	—	133
Out-of-service days for cold-stacked status	92	92	118	180	228
Operating Revenues:
Time charter	$2,926	$5,224	$3,640	$2,801	$2,236
Other marine services	(129)	(151)	(157)	(130)	433
	2,797	5,073	3,483	2,671	2,669
Direct Costs and Expenses:
Operating:
Personnel	$1,389	$1,584	$1,513	$984	$1,149
Repairs and maintenance	608	1,044	471	241	542
Drydocking	1	(217)	1,322	54	847
Insurance and loss reserves	148	193	99	194	199
Fuel, lubes and supplies	321	388	344	139	258
Other	556	408	444	270	535
	3,023	3,400	4,193	1,882	3,530
Other Costs and Expenses:
Lease expense	$353	$354	$362	$400	$1,127
Depreciation and amortization	495	494	495	494	494

Fast support
Time Charter Statistics:
Average rates per day worked	$8,464	$8,455	$7,962	$7,888	$8,074
Fleet utilization	79%	70%	71%	61%	60%
Fleet available days	2,208	2,208	2,100	2,207	2,300
Out-of-service days for repairs, maintenance and drydockings	137	300	226	182	155
Out-of-service days for cold-stacked status	92	178	314	584	549
Operating Revenues:
Time charter	$14,857	$13,007	$11,827	$10,657	$11,151
Bareboat charter	386	—	434	729	732
Other marine services	(380)	(121)	(249)	(218)	(283)
	14,863	12,886	12,012	11,168	11,600
Direct Costs and Expenses:
Operating:
Personnel	$5,581	$4,588	$4,802	$4,041	$4,409
Repairs and maintenance	2,151	2,313	3,618	1,535	1,604
Drydocking	494	965	1,178	1,178	912
Insurance and loss reserves	390	328	507	466	471
Fuel, lubes and supplies	1,355	1,390	1,154	726	836
Other	2,156	2,021	1,640	1,141	2,085
	12,127	11,605	12,899	9,087	10,317
Other Costs and Expenses:
Lease expense	$353	$693	$352	$352	$352
Depreciation and amortization	4,929	4,929	4,931	5,096	5,113

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Supply
Time Charter Statistics:
Average rates per day worked	$11,586	$11,631	$11,921	$12,110	$11,373
Fleet utilization	79%	77%	80%	63%	63%
Fleet available days	1,380	1,372	1,274	1,319	1,360
Out-of-service days for repairs, maintenance and drydockings	117	64	11	105	12
Out-of-service days for cold-stacked status	117	174	91	315	353
Operating Revenues:
Time charter	$12,675	$12,317	$12,179	$10,082	$9,714
Other marine services	410	221	117	346	482
	13,085	12,538	12,296	10,428	10,196
Direct Costs and Expenses:
Operating:
Personnel	$6,141	$4,738	$4,044	$4,158	$3,364
Repairs and maintenance	2,191	2,078	2,039	1,135	735
Drydocking	—	23	180	110	(2)
Insurance and loss reserves	280	595	436	474	238
Fuel, lubes and supplies	998	1,221	1,034	1,003	622
Other	1,957	988	884	880	1,205
	11,567	9,643	8,617	7,760	6,162
Other Costs and Expenses:
Depreciation and amortization	3,155	3,149	2,936	2,977	3,060

Specialty
Time Charter Statistics:
Average rates per day worked	$—	$—	$1,571	$1,890	$2,025
Fleet utilization	—%	—%	92%	100%	100%
Fleet available days	92	92	91	90	92
Out-of-service days for repairs, maintenance and drydockings	—	65	8	—	—
Out-of-service days for cold-stacked status	92	—	—	—	—
Operating Revenues:
Time charter	$—	$—	$131	$170	$187
Other marine services	—	—	23	12	(23)
	—	—	154	182	164
Direct Costs and Expenses:
Operating:
Personnel	$6	$35	$99	$89	$70
Repairs and maintenance	(28)	7	104	8	34
Drydocking	—	—	—	—	(3)
Insurance and loss reserves	1	3	5	4	(3)
Fuel, lubes and supplies	2	6	5	8	3
Other	18	28	33	26	18
	(1)	79	246	135	119
Other Costs and Expenses:
Depreciation and amortization	$—	$—	$—	$—	$1,541

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Liftboats
Time Charter Statistics:
Average rates per day worked	$23,409	$23,137	$25,334	$26,792	$24,561
Fleet utilization	61%	55%	46%	29%	27%
Fleet available days	828	884	1,167	1,350	1,432
Out-of-service days for repairs, maintenance and drydockings	58	65	75	67	18
Out-of-service days for cold-stacked status	184	202	517	776	880
Operating Revenues:
Time charter	$11,831	$11,234	$13,697	$10,580	$9,406
Bareboat charter	2,484	—	—	—	—
Other marine services	1,121	997	688	797	395
	15,436	12,231	14,385	11,377	9,801
Direct Costs and Expenses:
Operating:
Personnel	$4,068	$4,033	$3,916	$3,806	$3,742
Repairs and maintenance	1,859	1,104	716	894	524
Drydocking	72	—	112	875	(1)
Insurance and loss reserves	1,070	1,170	1,752	719	690
Fuel, lubes and supplies	589	668	353	320	349
Other	856	1,672	(58)	677	1,642
	8,514	8,647	6,791	7,291	6,946
Other Costs and Expenses:
Lease expense	$1,569	$(200)	$205	$12	$19
Depreciation and amortization	5,171	5,170	5,171	5,659	6,009

Other Activity
Operating Revenues:
Other marine services	$1,786	$935	$469	$686	$1,591
	1,786	935	469	686	1,591
Direct Costs and Expenses:
Operating:
Personnel	$(87)	$73	$(21)	$340	$324
Repairs and maintenance	1	(10)	11	27	6
Insurance and loss reserves	(30)	(100)	(138)	101	74
Fuel, lubes and supplies	(11)	11	3	6	13
Other	(67)	100	14	(322)	(1,928)
	(194)	74	(131)	152	(1,511)
Other Costs and Expenses:
Lease expense	$389	$262	$315	$314	$300
Depreciation and amortization	448	564	560	572	(970)

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
ASSETS
Current Assets:
Cash and cash equivalents	$37,619	$42,194	$45,446	$68,409	$32,666
Restricted cash	3,601	4,160	5,855	3,352	3,352
Receivables:
Trade, net of allowance for credit loss accounts	55,544	50,343	47,082	42,680	45,325
Other	6,118	13,750	12,152	11,265	10,924
Receivables from SEACOR Holdings	—	—	—	19,332	18,832
Tax receivable	1,238	101	1,497	1,498	13,556
Inventories	928	476	425	572	576
Prepaid expenses and other	3,730	3,851	4,527	2,326	3,230
Other current assets	—	—	—	423	—
Assets held for sale	—	—	—	—	50,235
Total current assets	108,778	114,875	116,984	149,857	178,696
Property and Equipment:
Historical cost	1,025,284	989,910	972,267	1,000,430	1,012,873
Accumulated depreciation	(317,297)	(303,178)	(288,882)	(297,792)	(291,538)
	707,987	686,732	683,385	702,638	721,335
Construction in progress	15,531	15,577	32,903	32,530	32,327
Net property and equipment	723,518	702,309	716,288	735,168	753,662
Right-of-use asset - operating leases	6,608	4,670	5,469	7,046	7,134
Right-of-use asset - finance leases	100	108	116	121	129
Investments, at equity, and advances to 50% or less owned companies	71,727	77,426	77,539	79,000	75,308
Other assets	1,771	2,672	2,781	2,624	2,734
Total assets	$912,502	$902,060	$919,177	$973,816	$1,017,663
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,986	$1,269	$2,885	$5,139	$7,030
Current portion of finance lease liabilities	33	32	32	46	36
Current portion of long-term debt	31,602	28,875	28,419	34,888	32,377
Accounts payable and accrued expenses	28,419	23,578	27,163	21,428	29,967
Due to SEACOR Holdings	274	276	277	—	—
Other current liabilities	22,351	21,109	26,886	29,719	31,467
Discontinued operations	—	—	—	—	30,927
Total current liabilities	84,665	75,139	85,662	91,220	131,804
Long-term operating lease liabilities	4,885	4,000	4,072	4,778	4,345
Long-term finance lease liabilities	76	84	92	97	105
Long-term debt	332,762	321,641	320,823	431,849	440,510
Conversion option liability on convertible senior notes	—	5	7	37	2
Deferred income taxes	40,682	43,463	46,169	31,766	35,822
Deferred gains and other liabilities	2,891	2,925	2,951	4,910	3,239
Total liabilities	465,961	447,257	459,776	564,657	615,827
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	262	245	245	243	235
Additional paid-in capital	461,931	455,373	454,079	452,290	451,179
Accumulated Deficit	(22,907)	(7,059)	(1,230)	(50,029)	(51,839)
Shares held in treasury	(1,120)	(1,120)	(1,120)	(1,110)	(848)
Accumulated other comprehensive loss, net of tax	8,055	7,044	7,107	7,446	2,790
	446,221	454,483	459,081	408,840	401,517
Noncontrolling interests in subsidiaries	320	320	320	319	319
Total equity	446,541	454,803	459,401	409,159	401,836
Total liabilities and equity	$912,502	$902,060	$919,177	$973,816	$1,017,663

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Cash Flows from Continuing Operating Activities:
Net (Loss) Income	$(15,846)	$(5,829)	$48,801	$6,011	$(38,897)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	14,198	14,306	14,093	14,798	15,247
Deferred financing costs amortization	328	255	254	260	266
Stock-based compensation expense	1,243	1,294	1,779	849	859
Debt discount amortization	1,614	1,573	1,787	1,892	1,917
Allowance for credit losses	585	122	132	24	(146)
(Gain) Loss from equipment sales, retirements or impairments	—	(56)	(22,653)	2,273	1,796
Gain on the sale of Windcat Workboats	—	—	—	(22,756)	—
Gain on debt extinguishment, net	—	—	(62,749)	—	—
Gain from return of investment	—	(9,442)	—	—	—
Derivative (gains) losses	(4)	(2)	(30)	(355)	894
Interest on finance lease	1	1	—	2	1
Cash settlement payments on derivative transactions, net	(403)	(414)	(414)	(919)	(441)
Currency losses (gains)	357	(245)	657	466	1,286
Deferred income taxes	(2,781)	(2,706)	14,403	(4,056)	(254)
Equity (earnings) losses	(4,494)	(4,314)	(2,167)	(4,103)	9,681
Dividends received from equity investees	817	4,515	—	—	—
Changes in Operating Assets and Liabilities:
Accounts receivables	(1,157)	(3,798)	16,047	11,345	7,668
Other assets	1,656	1,561	(1,296)	1,192	605
Accounts payable and accrued liabilities	7,915	(1,416)	4,268	(10,296)	(2,807)
Net cash provided by (used in) operating activities	4,029	(4,595)	12,912	(3,373)	(2,325)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(443)	(2,910)	(926)	(2,724)	(2,500)
Proceeds from disposition of property and equipment	—	—	26,871	3,266	—
Proceeds from sale of Windcat Workboats, net cash sold	—	—	—	38,715	—
Net investing activities in property and equipment	(443)	(2,910)	25,945	39,257	(2,500)
Investments in and advances to 50% or less owned companies	(2,272)	—	—	(736)	(1,248)
Excess distributions from equity investees	—	9,442	—	—	—
Principal payments on notes due from equity investees	(630)	179	2,877	919	1,225
Cash received from acquisition of 50% or less owned company	172	—	—	—	—
Net cash (used in) provided by investing activities	(3,173)	6,711	28,822	39,440	(2,523)
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(5,981)	(7,054)	(56,787)	(8,302)	(5,780)
Payments on debt extinguishment cost	—	—	(755)	—	—
Proceeds from issuance of debt, net of offering costs	—	—	—	—	1
Payment on finance lease	(9)	(9)	(12)	—	—
Issuance of stock	—	—	2	8	—
Excerise of warrants	1	—	—	—	—
Net cash (used in) financing activities	(5,989)	(7,063)	(57,552)	(8,294)	(5,779)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(1)	—	(4,642)	4,621	979
Net Change in Cash, Cash Equivalents and Restricted Cash	(5,134)	(4,947)	(20,460)	32,394	(9,648)
Cash Flows from Discontinued Operations
Operating Activities	—	—	—	(171)	1,870
Investing Activities	—	—	—	—	(1,436)
Financing Activities	—	—	—	—	—
Effects of FX Rate Changes on Cash and Cash Equivalents	—	—	—	—	221
Net (Decrease) Increase in Cash and Cash Equivalents from Discontinued Operations:	—	—	—	(171)	655
Net Change in Cash, Cash Equivalents and Restricted Cash	(5,134)	(4,947)	(20,460)	32,223	(8,993)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	46,354	51,301	71,761	39,538	48,531
Cash, Restricted Cash and Cash Equivalents, End of Period	$41,220	$46,354	$51,301	$71,761	$39,538

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
December 31, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	1	30
Supply	20	15	—	—	35
Specialty (1)	1	—	—	—	1
Liftboats (2)	9	—	—	—	9
	57	20	3	1	81
December 31, 2020
AHTS	4	—	2	—	6
FSV	26	5	1	1	33
Supply	15	27	—	1	43
Specialty	—	3	—	—	3
Liftboats	14	—	1	—	15
CTV Discontinued Operations (1)	40	5	—	—	45
CTV Continuing Operations	1	—	—	—	1
	100	40	4	2	146

(1)	One owned vessel classified as a CTV Operations as of December 31, 2020 was reclassified as a specialty vessel as of January 12, 2021.
(2)	In the second quarter of 2021, the Company removed from service four liftboats in this class. Removed from service vessels are not counted in active fleet count.